                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


              SCENARIO                                                    1                2               3                 4
                SPEED
                RATES                           PRICING             50% pricing     100% pricing     150% pricing        35% CPR
              TRIGGERS                                                Forward          Forward          Forward          Forward
            CLEANUP Call                                               Fail             Fail             Fail             Fail
         DEFAULT P&I ADVANCE                                        To Maturity      To Maturity      To Maturity      To Maturity
          DEFAULT SEVERITY                                         100% Advance     100% Advance     100% Advance     100% Advance
        DEFAULT RECOVERY LAG                                            40%              40%              40%              40%
           DEFAULT BALANCE                       Months              6 months         6 months         6 months         6 months
           CPR = CDR + CRR                  Capped at prepay      Current Balance  Current Balance  Current Balance  Current Balance
              CPR = CRR                         PSA standard         CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-----------------------------------------   -----------------     ---------------  ---------------  ---------------  ---------------
                      INITIAL
                       BOND       SUB-
CLASS      RATINGS     SIZE    ORDINATION
------------------------------------------
A2C          AAA     86.85      13.75          CDR                   17.77           22.94              28.46           26.87
                                               CummLosses            21.62%          17.63%             15.90%          16.70%

M1           AA       8.65       5.10          CDR
                                               CummLosses

M2           A        2.50       2.60          CDR
                                               CummLosses

M3           A -      0.50       2.10          CDR
                                               CummLosses

B1           BBB      0.50       1.60          CDR
                                               CummLosses

B2           BBB-     0.50       1.10          CDR
                                               CummLosses

B3           BB+      0.50       0.60          CDR
                                               CummLosses

B4           NR          -       0.60          CDR
                                               CummLosses

TARGET OC                -       0.60          CDR                       -               -                  -               -
                                               CummLosses

OC                       -          -                                    -               -                  -               -

              SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4
              ----------  ----------  ----------  ----------
PREPAY          100%         150%      100%         150%
RATES           fwd          fwd     fwd+200      fwd+200
CDR               5%           5%        5%           5%
SEVERITY         40%          40%       40%          40%
RECOV LAG         6            6         6            6

PERIOD       Exc Sprd   Exc Sprd    Exc Sprd   Exc Sprd
------       --------   --------    --------   --------
AVG YR1        178        169           79        79
AVG YR2         37          9            -         -
AVG YR3        105         19            2         -
AVG YR4         92          2            9         -
AVG YR5         52          -            4         -
------       --------   --------    --------   --------
  1            409        409          409       409
  2            309        309          111       111
  3            360        359          161       160
  4            286        286           88        88
  5            300        300          102       102
  6            276        276           78        78
  7             60         45            -         -
  8             40         23            -         -
  9             32         12            -         -
 10             34         10            -         -
 11             15          -            -         -
 12             19          -            -         -
 13              0          -            -         -
 14              -          -            -         -
 15             21          -            -         -
 16              -          -            -         -
 17              -          -            -         -
 18              -          -            -         -
 19              -          -            -         -
 20              0          -            -         -
 21            115         55            -         -
 22            120         46            -         -
 23             92          8            -         -
 24             98          2            -         -
 25             76          -            -         -
 26             81          -            -         -
 27            153         59            -         -
 28             94         13            -         -
 29            111         31            -         -
 30             90         14            -         -
 31            102         22            -         -
 32             93         10            -         -
 33            114         25            -         -
 34            128         33           16         -
 35            103          8            -         -
 36            117         16            4         -
 37             91          -            -         -
 38             92          -            -         -
 39            142         26           60         -
 40             94          -            6         -
 41            109          -           23         -
 42             83          -            -         -
 43             97          -           10         -
 44             76          -            -         -
 45             80          -            -         -
 46             94          -           11         -
 47             68          -            -         -
 48             83          -            -         -
 49             57          -            -         -

 50           54          -            -          -
 51          123          -           45          -
 52           51          -            -          -
 53           66          -            -          -
 54           40          -            -          -
 55           54          -            -          -
 56           34          -            -          -
 57           36          -            -          -
 58           51          -            -          -
 59           24          -            -          -
 60           40          -            -          -
 61           15          -            -          -
 62           14          -            -          -
 63           84          -            -          -
 64           12          -            -          -
 65           28          -            -          -
 66            4          -            -          -
 67           19          -            -          -
 68            -          -            -          -